UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2011

Flotek Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2930 W. Sam Houston Pkwy N., Suite 300 Houston, Texas	77043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 849-9911

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 26, 2011, Flotek Industries, Inc. (“Flotek”) issued a press release providing a financial and operating update for the period ending September 20, 2011. The September 26, 2011 press release is furnished herewith as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On September 26, 2011, John Chisholm, Chairman and President of Flotek, will make a presentation to investors at the Independent Petroleum Association of America’s San Francisco Oil & Gas Investment Symposium. The slides for this presentation are filed herewith as Exhibit 99.2 and are incorporated herein by reference. The presentation materials will also be posted in the Investor Relations section of Flotek’s website, www.flotekind.com.

The information presented under this Item 7.01 shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated September 26, 2011.

99.2	Presentation dated September 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: September 26, 2011	By:	/s/ Jesse E. Neyman
Jesse E. Neyman
Executive Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 26, 2011.

99.2	Presentation dated September 26, 2011.